UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to §240.14a-12

Texas Pacific Land Trust

(Name of registrant as specified in its charter)

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On April 10, 2019, Texas Pacific Land Trust issued the following online advertisements to Facebook.com, Twitter.com and Google.com:

Advertisement 1 (Facebook.com)

For over 130 years, TPL has been there for shareholders, generating tremendous long-term value from its uniquely Texan assets. Today, the future of your investment is in jeopardy, but you have the power to save it.

Shareholders: vote FOR General Donald Cook using the BLUE proxy card.

Protect your Trust. Trust General Cook.

Advertisement 2 (Facebook.com)

There’s a storm on the horizon. Texas Pacific Land Trust and its legacy of value creation are under threat by a dissident group putting its own interests before those of other shareholders.

Retired 4-star General Donald Cook is the ONLY candidate who will advance TPL’s strategy for the benefit of ALL shareholders.

Make your voice heard. Vote FOR General Cook on the BLUE card.

Protect your Trust. Trust General Cook.

Advertisement 3 (Facebook.com)

Texas Pacific Land Trust is a vital part of Texas’ history. Through careful stewardship, TPL has delivered total shareholder returns of ~733% since 2014 that have enhanced our investors’ futures. Help us secure this growth for years to come.

Vote FOR four-star General Don Cook on the BLUE proxy card.

Protect your Trust. Trust General Cook.

Advertisement 4 (Twitter.com)

For over 130 years, TPL has been there for its shareholders. But today, the future of your investment is in jeopardy. You have the power to save it.

Vote FOR General Donald Cook using the BLUE proxy card.

Protect your Trust. Trust General Cook.

www.trusttpl.com

Advertisement 5 (Twitter.com)

There’s a storm on the horizon. TPL is under threat by a dissident, self-serving group. General Don Cook is the ONLY candidate who will advance TPL’s strategy for ALL shareholders.

Make your voice heard. Vote FOR Cook on the BLUE card.

Protect your Trust.

www.trusttpl.com

Advertisement 6 (Twitter.com)

TPL is a vital part of Texas. Through careful stewardship, we've delivered total shareholder returns of ~733% since 2014. Help us secure this growth for years to come. Vote FOR General Don Cook on the BLUE proxy card.

Protect your Trust. Trust General Cook.

www.trusttpl.com

Advertisement 7 (Google.com)

Texas Pacific Land Trust

Proven strategy is now at risk

Vote for Gen Cook on BLUE Card

TPL outperformed the market with returns of 733% since 2014. More than Apple or Amazon!

TPL is vital to Texas history

https://www.trusttpl.com/

Advertisement 8 (Google.com)

Texas Pacific Land Trust

Protect your Trust

Make your voice heard!

General Don Cook is the only choice to protect shareholder value

Vote for General Cook on the BLUE proxy card by phone, internet, or mail by May 22

https://www.trusttpl.com/make-your-voice-heard

Advertisement 9 (Google.com)

Texas Pacific Land Trust

Protect your Trust

Trust the General

The future of your investment is in your hands! Vote for General Cook on the BLUE card

You have the opportunity to make a difference and have your voice heard

https://www.trusttpl.com/make-your-voice-heard

Advertisement 10 (Google.com)

Texas Pacific Land Trust

Protect your Trust

Proven strategy is now at risk

Gen. Don Cook is the best choice to continue years of proven success and long term value

You have the power to make your voice heard! Choose General Cook on the BLUE proxy card

https://www.trusttpl.com/make-your-voice-heard